UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2014

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 6, 2014, EnerSys issued an earnings press release discussing its financial results for the first quarter of fiscal 2015. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 31, 2014, EnerSys held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of EnerSys voted on the following proposals stated in the Proxy Statement dated June 26, 2014.

The proposals voted on by the stockholders of EnerSys at the Annual Meeting were as follows:

Proposal No. 1: The stockholders elected the following director nominees to the Board of Directors, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Lehman	42,076,502.433949	115,187.529552	33,854.658336	1,256,965.0
Dennis S. Marlo	41,965,101.433949	226,588.529552	33,854.658336	1,256,965.0

Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as EnerSys’ independent registered public accounting firm for the fiscal year ending March 31, 2015, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,758,331.092285	1,716,076.529552	8,100.0	2.0

Proposal No. 3: The stockholders approved the advisory vote to approve EnerSys’ named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,186,956.558872	1,814,806.062965	223,782.0	1,256,965.0

Proposal No. 4: The stockholders approved an advisory vote to conduct an annual advisory vote on the compensation of Enersys’ names executive officers, as set forth below:

Votes For One Year	Votes for Two Years	Votes for Three Years	Abstentions	Broker Non-Votes
37,972,808.968866	48,125.742126	4,186,046.904991	18,565.005854	1,256,963.0

Based upon a majority of the votes cast by stockholders, on an advisory basis, at this Annual Meeting in favor of holding future non-binding advisory votes on the compensation of EnerSys' named executive officers (“Say on Pay”) on an annual basis and a recommendation to hold an annual Say on Pay votes by the Compensation Committee, the Board of Directors has determined that it will include an annual Say on Pay vote in its proxy materials until the next non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of EnerSys' named executive officers. As previously disclosed in the Proxy Statement dated June 26, 2014, and as permitted under rules promulgated by the Securities and Exchange Commission, EnerSys currently intends to hold such vote at its annual meeting of stockholders in 2020.

Item 7.01.    Regulation FD Disclosure

EnerSys will be making several presentations, whereby it will disclose certain sales, market and other information. EnerSys is furnishing, as Exhibit 99.2 hereto and incorporated herein by reference, such information to the SEC, and such information shall not be deemed to be “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated August 6, 2014, of EnerSys regarding the financial results for the first quarter of fiscal 2015.

99.2 Information in presentations by EnerSys.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 6, 2014	By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated August 6, 2014, of EnerSys regarding the financial results for the first quarter of fiscal 2015.
EX-99.2	Information in presentations by EnerSys.